              GUIDE TO EXTENDED LEGACY FEES AND INVESTMENT OPTIONS


WHAT IS THE EXTENDED LEGACY PROGRAM? The Extended Legacy Program is a death claim settlement program which provides beneficiaries of SunAmerica variable annuities (claimant) the opportunity to defer the distribution of claim proceeds while retaining full discretionary access to them.

There are two basic variations of the Extended Legacy Program. The first option enables the claimant to defer taking a full distribution until December 31st of the year containing the fifth anniversary of the original owner's date of death. Any amounts remaining in the account as of that date will automatically be distributed to the claimant. The claimant may take discretionary distributions of up to 100% of current value of the death claim proceeds at any time during the five year period.

The second option enables the claimant to receive annual required minimum distributions, generally over their life expectancy, beginning no later than December 31st of the year following the year of the original owner's date of death. The claimant may take discretionary distributions of up to 100% of current value of the death claim proceeds at any time.

Both options have tax implication that should be considered before making a decision. We recommend that you discuss with a tax professional.

Note: Both options may not be available to all claimants. Please review the Variable Annuity Death Claim form, (SA2200POS, F2200POS in New York), for additional information.

AVAILABILITY: The Extended Legacy Program is available to beneficiaries of products identified below; the Program may not be available on all products. Please contact our Annuity Service Center at (800) 445-7682 for information regarding availability.

HOW DO I USE THIS GUIDE? The applicable fees and investment options available to a claimant electing an Extended Legacy settlement option are determined by the type of product issued to the original owner. Different fees and investment options apply to different products. To determine the fee schedule and investment options available to you:

     - Identify the product to which you are a beneficiary. The product name can be found in the upper right hand corner of the original owner's last quarterly statement. Please contact our Annuity Service Center for assistance

     - Review the schedule of fees applicable to you as a beneficiary of the product issued to the original owner (please refer to page 2)

     - Review the investment options available to you as a beneficiary of the product issued to the original owner (please refer to page 3) and indicate your investment allocation instructions on Page 8, Section E of the Variable Annuity Death Claim form

         Note: Fixed accounts and variable portfolios available to you under the Extended Legacy Program may differ from those available to the original owner.



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

FEES ASSOCIATED WITH YOUR EXTENDED LEGACY ELECTION

----------------------------------------------------------------------------------------------------------------
                                                                                        SEPARATE     CONTRACT
                                                                                        ACCOUNT    MAINTENANCE
                        PRODUCT ISSUED TO ORIGINAL OWNER                                 CHARGE       FEE(2)
----------------------------------------------------------------------------------------------------------------
American Pathway, Polaris, Polaris II, Polaris II Rewards, Polaris II Platinum
Series, Polaris Advantage, Polaris Choice, Polaris Choice II, Polaris Choice
III, Polaris Platinum, Polaris Platinum Rewards, Polaris Platinum II, Polaris
Platinum II Rewards, Polaris Platinum III, Polaris Preferred Solution, Polaris
Protector, Polaris Protector Rewards                                                     1.15%         $35
----------------------------------------------------------------------------------------------------------------
Anchor Advisor                                                                           1.52%         $35
----------------------------------------------------------------------------------------------------------------
FSA Advisor                                                                              1.52%         $ 0
----------------------------------------------------------------------------------------------------------------
FSA Polaris                                                                              1.52%         $35
----------------------------------------------------------------------------------------------------------------
Polaris Advisor                                                                          1.52%         $ 0
----------------------------------------------------------------------------------------------------------------
Polaris II A-Class                                                                       0.85%         $ 0
----------------------------------------------------------------------------------------------------------------
Polaris II A-Class Platinum Series                                                       0.85%         $35
----------------------------------------------------------------------------------------------------------------
Polaris II Asset Manager                                                                 0.85%         $ 0
----------------------------------------------------------------------------------------------------------------
PolarisAmerica                                                                           1.52%         $35
----------------------------------------------------------------------------------------------------------------
Seasons, Seasons Advantage(1), Seasons Advisor, Seasons Advisor II, Seasons
Advisor III, Seasons Elite(1), Seasons Preferred Solution, Seasons Select,
Seasons Select II(1), Seasons Select II Rewards(1), Seasons Triple Elite(1)              1.15%         $35
----------------------------------------------------------------------------------------------------------------
WM Diversified Strategies                                                                1.40%         $35
----------------------------------------------------------------------------------------------------------------
WM Diversified Strategies III & WM Diversified Strategies III NY                         1.55%         $35
----------------------------------------------------------------------------------------------------------------

(1) A separate account charge of 1.40% applies if the original contract was issued in New York.

(2) A $30 contract maintenance fee applies to certain contracts originally issued in New Mexico, New York and North Dakota. The contract maintenance fee will be waived if your account value exceeds $50,000 on each anniversary following your election of the Extended Legacy program.



                                    [Page 2]

INVESTMENT OPTIONS AVAILABLE TO YOU UNDER THE EXTENDED LEGACY PROGRAM

--------------------------------------------------------------------------------------------------------------------------
                                                         BENEFICIARY
                                                           PAYOUT       ANCHOR      FSA       FSA     POLARIS  PII ASSET
PORTFOLIO NAME                                             P & PNY     ADVISOR    ADVISOR   POLARIS   ADVISOR     MGR
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Wells Capital)                            Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth                                              Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation SAST                         Yes          NO        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                                 NO          Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth SAST                            Yes          NO        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth                                        NO          Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth SAST                                   Yes          NO        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                                 NO          Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income SAST                            Yes          NO        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Edge)                                      Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Balanced (J.P. Morgan)                                       Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (SAAMCO)                                    Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Wellington)                            Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Capital Growth (Oppenheimer)                                 Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Cash Management (BofA)                                       Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Federated)                                   Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                          Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Dogs of Wall Street (SAAMCO)                                 Yes         Yes        NO        Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Putnam)                                    Yes          NO        Yes       NO        Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Equity Opportunities (Oppenheimer)                           Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Foreign Value (Templeton)                                    Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                              Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund        Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth (Wells Capital)                           Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Global Bond (Goldman Sachs)                                  Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Global Equities (J.P. Morgan)                                Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Wellington)                     Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Growth (Wellington)                                          Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Invesco)                               Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Growth-Income (Alliance)                                     Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (PineBridge)                                 Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Morgan Stanley)          Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
International Growth and Income (Putnam)                     Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Capital Growth Fund                  Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Comstock Fund                        Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income Fund               Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                                Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Managed Allocation Balanced (Ibbotson)                       Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Managed Allocation Growth (Ibbotson)                         Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------


                                    [Page 3]

--------------------------------------------------------------------------------------------------------------------------
                                                         BENEFICIARY
                                                           PAYOUT       ANCHOR      FSA       FSA     POLARIS  PII ASSET
PORTFOLIO NAME                                             P & PNY     ADVISOR    ADVISOR   POLARIS   ADVISOR     MGR
--------------------------------------------------------------------------------------------------------------------------
Managed Allocation Moderate (Ibbotson)                       Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Managed Allocation Moderate Growth (Ibbotson)                Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Marsico Focused Growth                                       Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust                            Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
MFS Total Return                                             Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth (J.P. Morgan)                                 Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Natural Resources (Wellington)                               Yes         Yes        NO        Yes       Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Real Estate (Davis)                                          Yes          NO        NO        NO        Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Real Return (Wellington)                                     Yes          NO        NO        NO         NO       NO
--------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Alliance)                             Yes         Yes        NO        NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Small Company Value (Franklin)                               Yes          NO        Yes       NO        Yes       NO
--------------------------------------------------------------------------------------------------------------------------
Technology (Columbia)                                        Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Telecom Utility (MFS)                                        Yes         Yes        NO        Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------
Total Return Bond (PIMCO)                                    Yes         Yes        Yes       Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------------



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